Nationwide Variable Insurance Trust
NVIT Real Estate Fund

Supplement dated March 21, 2013
to the Statement of Additional Information (“SAI”) dated April 30, 2012

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT Real Estate Fund

1.           At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on March 14, 2013, the Board approved the termination of Morgan Stanley Investment Management Inc. (“MSIM”) as a subadviser to the NVIT Real Estate Fund (the “Fund”), and approved the appointment of Brookfield Investment Management Inc. (“Brookfield”) to subadvise the Fund.  This change is anticipated to take effect on or about April 1, 2013 (the “Effective Date”).

2.           As of the Effective Date, all references to, and information regarding, MSIM in the SAI, as it relates to the NVIT Real Estate Fund only, are deleted.

3.            As of the Effective Date, the following information supplements the information under the heading “Investment Advisory and Other Services – Subadvisers” on page 62 of the SAI:

Fund	Subadvisers
NVIT Real Estate Fund	Brookfield Investment Management Inc. (“Brookfield”)

Brookfield Investment Management Inc. (“Brookfield”), Brookfield Place, 250 Vesey Street, New York, NY 10281-1023, is a global investment manager focused on specialized equity and fixed income securities investments. Brookfield is an SEC-registered investment advisor and, with its affiliates and subsidiaries, had approximately $16.6 billion in assets under management as of December 31, 2012. Brookfield is a subsidiary of Brookfield Asset Management Inc., a global alternative asset manager with over $181 billion in assets under management as of December 31, 2012.

4. As of the Effective Date, Appendix B and Appendix C are supplemented as follows:

APPENDIX B – PROXY VOTING GUIDELINES SUMMARIES

Brookfield Investment Management Inc.

Brookfield and its affiliates have adopted written policies and procedures that are reasonably designed to ensure that Brookfield votes client securities in the best interest of its clients (“Proxy Voting Policies and Procedures”) in compliance with Rule 206(4)-6 of the Advisers Act. The following summary of the Proxy Voting Policies and Procedures is intended to provide clients, including the Fund, with a description of Brookfield’s proxy voting process.

Unless otherwise specifically provided in the agreement between the client and Brookfield, Brookfield will generally be responsible for evaluating and voting on all proposals. It is the policy of Brookfield to vote all proxies in the best interest of clients, meaning for the exclusive benefit of the accounts whose assets Brookfield manages. In most, if not all cases, the best interest of clients will mean that the proposals which maximize the value of portfolio securities will be approved without regard to non-economic considerations.

As an investment adviser that has been granted the authority to vote portfolio proxies, Brookfield owes a fiduciary duty to its clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its clients. In this regard, Brookfield seeks to ensure that all votes are free from unwarranted and inappropriate influences. For certain investment strategies Brookfield has retained an independent proxy voting agent to assist Brookfield in its proxy voting responsibilities.

Brookfield will vote proposals according to its pre-determined voting policy, which is further described in Brookfield’s Proxy Voting Policies and Procedures. Brookfield votes portfolio proxies without regard to any other business relationship between Brookfield (or its affiliates) and the company to which the portfolio proxy relates. To this end, Brookfield and its affiliates generally seek to avoid material conflicts of interests that may arise between the interests of its client and Brookfield, its affiliate or their business relationships. To further minimize possible conflicts of interests, Brookfield has employed procedures to ensure that the course of action is consistent with the best interests of its clients.

Brookfield’s Proxy Policies and Procedures are subject to change as necessary to remain current with applicable rules and regulations and Brookfield’s internal procedures.

APPENDIX C – PORTFOLIO MANAGERS

INVESTMENTS IN EACH FUND

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of December 31, 2012)
Brookfield Investment Management Inc.
Jason Baine	NVIT Real Estate Fund	None
Bernhard Krieg	NVIT Real Estate Fund	None

DESCRIPTION OF COMPENSATION STRUCTURE

Brookfield Investment Management Inc.

Brookfield’s investment personnel are incentivized to exceed client objectives of funds or strategies. The desire is to provide these individuals with an attractive compensation package, properly aligning interests with that of clients, Brookfield, and its key professionals. Typically compensation packages will include an appropriate balance of current salary, bonus compensation and incentive-oriented compensation tied to client generated performance fees. In addition, key personnel are also eligible for Brookfield’s Long Term Incentive Plan, with compensation invested in Brookfield’s private funds and a multi-year vesting schedule.

In addition to financial compensation, Brookfield strongly believes its culture is the key to recruiting and retaining personnel. Brookfield fosters an environment where people are empowered to contribute to the organization. They work in teams composed of competent people, and are given the tools and resources they need to succeed. Brookfield’s culture fosters a flexible business model which allows nimble decision-making and limits layers of bureaucracy.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of December 31, 2012)
Brookfield Investment Management Inc.
Jason Baine	Mutual Funds: 3 accounts, $350.47 million total assets (1 account, $262.35 million total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 4 accounts, $267.38 million total assets (2 accounts, $245.18 million total assets for which the advisory fee is based on performance)
Other Accounts: 16 accounts, $916.17 million total assets (2 accounts, $357.92 total assets for which the advisory fee is based on performance)
Bernhard Krieg	Mutual Funds: 3 accounts, $350.47 million total assets (1 account, $262.35 million total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 4 accounts, $267.38 million total assets (2 accounts, $245.18 million total assets for which the advisory fee is based on performance)
Other Accounts: 16 accounts, $916.17 million total assets (2 accounts, $357.92 total assets for which the advisory fee is based on performance)

POTENTIAL CONFLICTS OF INTEREST

Brookfield Investment Management Inc.

Brookfield has adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for Brookfield and its employees. In the course of our normal business, Brookfield or its employees may encounter situations where we face a conflict of interest or could be perceived to be in a conflict of interest situation. A conflict of interest occurs whenever the interests of Brookfield or its employees diverge from those of a client or when Brookfield or its employees have obligations to more than one party whose interests are different. In order to preserve our reputation and comply with applicable legal and regulatory requirements, we believe managing perceived conflicts is as important as managing actual conflicts.

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